First Quarter 2019 Earnings Presentation May 07, 2019

Safe Harbor Statement This presentation contains, in addition to historical information, certain forward-looking statements that are based on our current assumptions, expectations and projections about future performance and events. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements are not historical in nature and can be identified by words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," “targets,” “goals,” “future,” “likely” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. Although the forward-looking statements contained in this presentation are based upon information available at the time the statements are made and reflect the best judgment of our senior management, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expected results, including, among other things, those described in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on form 10-K for the year ended December 31, 2018, and any subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of the U.S. economy generally or in specific geographic regions; the general political, economic, and competitive conditions in the markets in which we invest; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers' abilities to manage and stabilize properties; our ability to obtain financing arrangements on terms favorable to us or at all; the level and volatility of prevailing interest rates and credit spreads; reductions in the yield on our investments and an increase in the cost of our financing; general volatility of the securities markets in which we participate; the return or impact of current or future investments; allocation of investment opportunities to us by our Manager; increased competition from entities investing in our target assets; effects of hedging instruments on our target investments; changes in governmental regulations, tax law and rates, and similar matters; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes and our exclusion from registration under the Investment Company Act; availability of desirable investment opportunities; availability of qualified personnel and our relationship with our Manager; estimates relating to our ability to make distributions to our stockholders in the future; hurricanes, earthquakes, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us; and difficulty or delays in redeploying the proceeds from repayments of our existing investments. These forward-looking statements apply only as of the date of this press release. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations. You should, therefore, not rely on these forward-looking statements as predictions of future events. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Company Overview[1]

LEADING COMMERCIAL REAL ESTATE FINANCE COMPANY FOCUSED ON DIRECTLY ORIGINATING AND MANAGING SENIOR FLOATING RATE COMMERCIAL MORTGAGE LOANS

EXPERIENCED AND CYCLE-TESTED SENIOR CRE TEAM

- Over 20 years of experience each in the commercial real estate debt markets
- Extensive experience in investment management and structured finance
- Broad and longstanding direct relationships within the commercial real estate lending industry

ATTRACTIVE AND SUSTAINABLE MARKET OPPORTUNITY

- Structural changes create an enduring, sectoral shift in flows of debt capital into U.S. commercial real estate
- Borrower demand for debt capital for both acquisition and refinancing activity remains strong
- Senior floating rate loans remain an attractive value proposition within the commercial real estate debt markets

DIFFERENTIATED DIRECT ORIGINATION PLATFORM

- Direct origination of senior floating rate commercial real estate loans
- Target top 25 and (generally) up to the top 50 MSAs in the U.S.
- Fundamental value-driven investing combined with credit intensive underwriting
- Focus on cash flow as one of our key underwriting criteria
- Prioritize income-producing, institutional-quality properties and sponsors

HIGH CREDIT QUALITY INVESTMENT PORTFOLIO

- Principal balance of $3.4 billion and well diversified across property types and geographies
- Senior loans comprise over 98% of the portfolio
- Over 98% of portfolio is floating rate and well positioned for rising short term interest rates
- Diversified financing profile with a mix of non-recourse, non-mark-to-market, term-matched CLO debt; secured credit facilities; and unsecured convertible bonds

(1) Except as otherwise indicated in this presentation, reported data is as of or for the period ended March 31, 2019.

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First Quarter 2019 Highlights . FINANCIAL GAAP EPS of $0.35 and Core Earnings(1) of $0.37 per basic share SUMMARY . Book value of $18.81 per common share; declared and paid a dividend of $0.42 per common share . PORTFOLIO Closed on $276.1 million of senior floating rate loan commitments and funded $279.7 million in UPB ACTIVITY . Received prepayments and principal amortization of $156.2 million . Principal balance of $3.4 billion (plus an additional $624.2 million of future funding commitments) PORTFOLIO . Over 98% floating rate and comprised of over 98% senior loans OVERVIEW . Weighted average stabilized LTV of 63% and weighted average yield at origination of LIBOR + 4.71%(2) . 5 secured repurchase agreements with a total outstanding balance of $993.6 million and an aggregate borrowing capacity of up to $2.3 billion(3) . A secured revolving facility with borrowing capacity of up to $75 million(4) . Closed a second commercial real estate CLO of $825 million with an initial advance rate of CAPITALIZATION approximately 79.25% and a weighted average interest rate at issuance of LIBOR plus 1.64%(5) . Total principal balance of non-recourse, non-mark-to-market, term-matched CLO debt of $1.2 billion financing $1.5 billion of senior loans . Raised approximately $150 million of common equity capital in an underwritten public offering . Closed a new term-matched, non-mark-to-market credit facility with an initial borrowing capacity of up to SECOND QUARTER $150.0 million ACTIVITY . Generated a pipeline of senior CRE loans with total commitments of over $230 million and initial fundings of over $210 million, which have either closed or are in the closing process, subject to fallout (1) Core Earnings is a non-GAAP measure. Please see slide 8 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. 4 (2) See footnote (3) on p. 12. (3) See footnote (2) on p. 9. (4) See footnote (3) on p. 9. (5) See footnote (1) on p. 9.

First Quarter 2019 Portfolio Activity

- Total funding activity of $279.7 million:
  - Closed 9 newly originated loans with total commitments of $276.1 million and initial fundings of $235.0 million
    - Weighted average stabilized LTV of 65%
    - Weighted average yield of LIBOR + 3.76%[2]
  - Funded $38.9 million of existing loan commitments
  - Upsized 1 existing loan by $9.5 million and funded $5.7 million of the additional commitment
- Received prepayments and principal amortization of $156.2 million

PORTFOLIO NET FUNDING[3]



$ in Millions
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
$ 3,233
$280
($156)
$3,981
$624
$ 3,357
Total maximum commitments
Future funding commitments
12/31/18 Portfolio
1Q19 Fundings
1Q19 Prepayments & Amortization
3/31/19 Portfolio

ORIGINATIONS BY PROPERTY TYPE[1]



Hotel, 27.4%
Multifamily, 39.3%
Office, 33.3%

ORIGINATIONS BY GEOGRAPHY



Southeast, 7.3%
Southwest, 16.1%
Midwest, 43.3%
Northeast, 33.3%

(1) Includes mixed-use properties.
(2) See footnote (3) on p. 12.
(3) Data based on principal balance of investments.

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Investment Portfolio as of March 31, 2019 KEY PORTFOLIO STATISTICS PROPERTY TYPE(1) GEOGRAPHY Industrial, Midwest, Outstanding 7.9% 11.7% $3.4b Principal Balance Retail, 9.9% Southeast, 10.8% Northeast, Total Loan Office, 34.4% $4.0b Hotel, 47.6% Commitments 14.5% West, 21.3% Southwest, Number of Multifamily, 21.8% 100 20.1% Investments Average UPB ~$34m COUPON STRUCTURE INVESTMENT TYPE Weighted Average Yield at L + 4.71% Origination(2) Floating, Senior Loans, Weighted 98.4% 98.0% Average stabilized 63.4% LTV(3) Weighted Average 3.3 years Subordinated Original Maturity Loans, 0.8% Fixed, CMBS, 1.6% 1.2% (1) Includes mixed-use properties. (2) See footnote (3) and (4) on p. 12. 6 (3) See footnote (6) on p. 12.

Interest Rate Sensitivity • A 100 basis point increase in U.S. LIBOR would increase our annual net interest income per share by approximately $0.20 NET INTEREST INCOME PER SHARE SENSIVITY TO PORTFOLIO FLOATING VS FIXED CHANGES IN US LIBOR(1) $0.20 $0.15 $0.10 $0.05 Floating, 98.4% -$0.05 -$0.10 -$0.13 -$0.12 Fixed, -1.00% -0.75% -0.50% -0.25% 0.25% 0.50% 0.75% 1.00% 1.6% Change in LIBOR (BPS) (1) Represents estimated change in net interest income for theoretical +25 basis points parallel shifts in LIBOR. All projected changes in annualized net interest income are measured as the change from our 7 projected annualized net interest income based off of current performance returns on portfolio as it existed on March 31, 2019.

First Quarter 2019 Earnings Summary SUMMARY INCOME STATEMENT GAAP NET INCOME TO CORE EARNINGS ($ IN MILLIONS, EXCEPT PER SHARE DATA) RECONCILIATION(1) ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $26.1 GAAP Net Income $16.9 Other Income $0.9 Adjustments: Operating Expenses ($10.1) Non-Cash Equity Compensation $1.1 GAAP Net Income $16.9 Wtd. Avg. Basic Common Shares 48,601,431 Core Earnings $18.0 Net Income Per Basic Share $0.35 Wtd. Avg. Basic Common Shares 48,601,431 Dividend Per Share $0.42 Core Earnings Per Basic Share $0.37 (1) Core Earnings is a non-U.S. GAAP measure that we define as comprehensive income attributable to common stockholders, excluding “realized and unrealized gains and losses” (impairment losses, realized and unrealized gains or losses on the aggregate portfolio and non-cash compensation expense related to restricted common stock). We believe the presentation of Core Earnings provides 8 investors greater transparency into our period-over-period financial performance and facilitates comparisons to peer REITs.

Financing & Liquidity as of March 31, 2019 SUMMARY BALANCE SHEET FINANCING SUMMARY ($ IN MILLIONS, EXCEPT PER SHARE DATA) ($ IN MILLIONS) Total Outstanding Wtd. Avg Cash $65.4 Capacity Balance Coupon (2) (1) Investment Portfolio $3,331.6 Repurchase Agreements $2,325.0 $993.6 L+2.21% Revolving Facility $75.0 $- L+2.75%(1) Repurchase Agreements $993.6 Securitized (CLO) Debt $1,197.8 L+1.51%(1) Securitized (CLO) Debt $1,197.8 Convertible Debt $268.5 5.98%(1) Convertible Debt $268.5 Total Leverage $2,459.9 Stockholders’ Equity $981.1 Stockholders’ Equity $981.1 Common Stock Outstanding 52,171,921 Total Leverage(3) 2.4x Book Value Per Common Share $18.81 Adjusted Leverage(4) 1.2x (1) Does not include fees and other transaction related expenses. (2) Includes an option to be exercised at the company’s discretion to increase the maximum facility amount of the Wells Fargo repurchase facility from $200 million to up to $475 million, subject to customary terms and conditions. (3) Defined as total borrowings, less cash, divided by total equity. 9 (4) Defined as repurchase agreements and convertible debt, less cash, divided by total equity.

Appendix

Summary of Investment Portfolio(1) All-in Yield Original Maximum Loan Principal Carrying Cash at Maturity Stabilized ($ in millions) Commitment Balance Value Coupon(2) Origination(3) (Years) Initial LTV(5) LTV(6) Senior Loans $3,913.3 $3,289.0 $3,264.0 L + 3.92% L + 4.66% 3.2 66.6% 63.4% Subordinated Loans $29.0 $29.0 $29.0 L + 9.50% L + 9.84% 8.3 56.5% 50.1% CMBS $38.6 $38.6 $38.6 L + 7.14% L + 7.69% 2.8 73.7% 73.6% Total Weighted/Average $3,980.9 $3,356.6 $3,331.6 L + 3.97% L + 4.71%(4) 3.3 66.6% 63.4% (1) As of March 31, 2019. (2) See footnote (2) on p. 12. (3) See footnote (3) on p. 12. 11 (4) See footnote (4) on p. 12. (5) See footnote (5) on p. 12. (6) See footnote (6) on p. 12.

Investment Portfolio Detail[1]

($ in millions)	Type	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon[2]	All-in Yield at Origination[3]	Original Maturity (Years)	State	Property Type	Initial LTV[5]	Stabilized LTV[6]
Asset 1	Senior	07/18	144.3	113.7	112.6	L + 3.34%	L + 4.27%	2.0	CA	Retail	50.7%	55.9%
Asset 2	Senior	09/17	125.0	108.1	107.4	L + 4.45%	L + 5.03%	3.0	CT	Office	62.9%	58.9%
Asset 3	Senior	07/16	120.4	109.1	108.6	L + 4.45%	L + 4.99%	4.0	Various	Office	62.8%	61.5%
Asset 4	Senior	12/15	120.0	120.0	119.9	L + 3.65%	L + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 5	Senior	12/18	92.0	30.7	29.7	L+3.75%	L+5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 6	Senior	05/17	86.8	79.1	78.5	L + 3.50%	L + 4.82%	4.0	MA	Office	71.3%	71.5%
Asset 7	Senior	11/16	82.3	60.6	60.4	L + 3.25%	L + 5.78%	3.0	OR	Office	66.5%	51.1%
Asset 8	Senior	10/17	74.8	44.7	44.3	L + 4.07%	L + 4.47%	4.0	DC	Office	67.0%	66.0%
Asset 9	Senior	11/17	73.3	68.8	68.3	L + 4.45%	L + 5.20%	3.0	TX	Hotel	68.2%	61.6%
Asset 10	Senior	12/16	71.7	68.0	67.0	L + 3.75%	L + 4.87%	4.0	FL	Office	73.3%	63.2%
Asset 11	Senior	06/16	68.3	60.6	60.4	L + 3.87%	L + 4.93%	4.0	HI	Retail	76.2%	57.4%
Asset 12	Senior	11/17	68.3	61.2	60.8	L + 4.10%	L + 4.73%	3.0	CA	Office	66.8%	67.0%
Asset 13	Senior	08/16	65.0	63.7	63.3	L + 3.95%	L + 5.54%	4.0	NJ	Office	60.8%	63.0%
Asset 14	Senior	01/19	64.5	64.5	63.8	L + 3.85%	L + 4.38%	3.0	MN	Hotel	67.2%	64.5%
Asset 15	Senior	04/18	64.0	64.0	63.5	L + 3.78%	L + 4.23%	3.0	GA	Hotel	68.8%	59.8%
Assets 16-100	Various	Various	2,660.2	2,239.8	2,223.1	L + 4.01%	L + 4.65%	3.2	Various	Various	67.8%	64.6%
Total/Weighted Average			**$3,980.9**	**$3,356.6**	**$3,331.6**	**L + 3.97%**	**L + 4.71%[4]**	**3.3**			**66.6%**	**63.4%**

(1) As of March 31, 2019.
(2) Cash coupon does not include origination or exit fees.
(3) Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications.
(4) Calculations of all-in weighted average yield at origination exclude fixed rate loans.
(5) Initial LTV is calculated as the initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal.
(6) Stabilized loan-to-value ratio (LTV) is calculated as the fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies.

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Average Balances and Yields/Cost of Funds Quarter Ended March 31, 2019 ($ in thousands) Average Balance(1) Interest Income/Expense Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans $3,163,419 $55,743 7.0% Subordinated loans 35,735 922 10.3% CMBS 39,328 969 9.9% Total interest income/net asset yield $3,238,482 $57,634 7.1% Interest-bearing liabilities(2) Loans held-for-investment Senior loans $2,141,379 $27,115 5.1% Subordinated loans 9,519 131 5.5% CMBS 25,009 297 4.7% Other(3) 268,369 4,465 6.7% Total interest expense/cost of funds $2,444,276 $32,008 5.1% Net interest income/spread $25,626 2.0% (1) Average balance represents average amortized cost on loans held-for-investment, AFS securities and HTM securities. (2) Includes repurchase agreements. 13 (3) Includes unsecured convertible senior notes.

Consolidated Balance Sheets GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS March 31, December 31, (in thousands, except share data) 2019 2018 ASSETS (unaudited) Loans held-for-investment $ 3,292,989 $ 3,167,913 Available-for-sale securities, at fair value 12,798 12,606 Held-to-maturity securities 25,815 26,696 Cash and cash equivalents 65,384 91,700 Restricted cash 55,051 31,723 Accrued interest receivable 10,595 10,268 Deferred debt issuance costs 2,333 3,924 Prepaid expenses 764 1,055 Other assets 21,659 15,996 Total Assets $ 3,487,388 $ 3,361,881 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase agreements $ 993,634 $ 1,500,543 Securitized debt obligations 1,197,814 654,263 Revolving Credit Facilities — 75,000 Convertible senior notes 268,484 268,138 Accrued interest payable 10,117 6,394 Unearned interest income 197 510 Dividends payable 21,938 18,346 Other liabilities 13,073 10,156 Total Liabilities 2,505,257 2,533,350 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 and 1,000 shares issued and outstanding, respectively 1,000 1,000 Stockholders’ Equity Common stock, par value $0.01 per share; 450,000,000 shares authorized and 52,171,921 and 43,621,174 shares issued and outstanding, respectively 522 436 Additional paid-in capital 994,592 836,288 Accumulated other comprehensive income loss — (192) Cumulative earnings 108,831 91,875 Cumulative distributions to stockholders (122,814) (100,876) Total Stockholders’ Equity 981,131 827,531 Total Liabilities and Stockholders’ Equity $ 3,487,388 $ 3,361,881 14

Consolidated Statements of Comprehensive Income GRANITE POINT MORTGAGE TRUST INC. Three Months Ended CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME March 31, (in thousands, except share data) 2019 2018 Interest income: (unaudited) Loans held-for-investment $ 56,665 $ 38,793 Available-for-sale securities 308 272 Held-to-maturity securities 661 885 Cash and cash equivalents 511 27 Total interest income 58,145 39,977 Interest expense: Repurchase agreements 16,989 16,194 Securitized debt obligations 9,859 — Convertible senior notes 4,465 2,179 Revolving credit facilities 695 — Total Interest Expense 32,008 18,373 Net interest income 26,137 21,604 Other income: Fee income 913 882 Total other income 913 882 Expenses: Management fees 3,449 3,209 Incentive fees 244 — Servicing expenses 773 458 General and administrative expenses 5,616 4,232 Total expenses 10,082 7,899 Income before income taxes 16,968 14,587 (Benefit from) provision for income taxes (1) 1 Net income attributable to common stockholders 16,969 14,586 Dividends on preferred stock 25 25 Net income attributable to common stockholders $ 16,944 $ 14,561 Basic earnings per weighted average common share $ 0.35 $ 0.34 Diluted earnings per weighted average common share $ 0.34 $ 0.33 Dividends declared per common share $ 0.42 $ 0.38 Weighted average number of shares of common stock outstanding: Basic 48,601,431 43,374,228 Diluted 62,256,595 50,467,978 Comprehensive income: Net income attributable to common stockholders $ 16,944 $ 14,561 Other comprehensive (loss) income, net of tax: Unrealized gain on available-for-sale securities 192 16 Other comprehensive (loss) income 192 16 Comprehensive income attributable to common stockholders $ 17,136 $ 14,577 15